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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         _____________________________

                                   FORM 8-K

                                CURRENT REPORT

                         _____________________________




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  November 24, 1997
                                                  -----------------


                                 HELISYS, INC.
                                 -------------
              (Exact Name of Registrant as Specified in Charter)


             Delaware                0-27286            95-4552813
             --------                -------            ----------
   (State or Other Jurisdiction    (Commission       (I.R.S. Employer
         of Incorporation)         File Number)     Identification No.)


              24015 Garnier Street, Torrance, California    90505
              ------------------------------------------    -----
               (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code  (310) 891-0600
                                                    --------------

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     Reference is made to the Form 8-K of Helisys, Inc. (the "Company") filed with the Securities and Exchange Commission on November 25, 1997 to report the Company's response to the proposed de-listing of the Company's Common Stock by The Nasdaq Stock Market ("Nasdaq"). By letter dated November 24, 1997, the Company was notified by Nasdaq that such proposed de-listing has been stayed until December 18, 1997, at which time a hearing will be held by written documentation pursuant to which Nasdaq will consider the proposed de-listing.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HELISYS, INC.


Date:  November 26, 1997                 By:  /s/ DAVE T. OKAZAKI
                                              ---------------------------
                                              Dave T. Okazaki
                                              Chief Financial Officer

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